The Universal Institutional Funds, Inc.

Prospectus Supplement

July 23, 2007

The Universal Institutional Funds, Inc.

Supplement dated

July 23, 2007 to The Universal Institutional Funds, Inc. Prospectus dated May 1, 2007 of:

Equity and Income Portfolio (Class II)

The Prospectus is supplemented as follows:

The following sentence is hereby added as the last sentence to the third paragraph under the section “Investment Summary—Equity and Income Portfolio—Process”:

The Portfolio may also invest in mortgage backed securities (“MBS”), collateralized mortgage obligations (“CMOs”) and commercial mortgage backed securities (“CMBS”).

The following paragraph is hereby added as the second to last paragraph under the section “Investment Summary—Equity and Income Portfolio—Risks”:

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio’s return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio’s mortgage securities. Rates of prepayment faster or slower than anticipated by the Adviser could result in reduced yields, increased volatility and/or reductions in net asset value.

The first sentence of the fourth paragraph under the section “Investment Summary—Additional Risk Factors and Information—Derivatives and Other Investments” is hereby deleted and replaced with the following:

The Portfolio can engage in options transactions to attempt to manage the Portfolio’s risk in advancing or declining markets.

Please retain this supplement for future reference.

UIFEIPSPTII2

The Universal Institutional Funds, Inc. Statement of Additional Information Supplement

July 23, 2007

The Universal Institutional Funds, Inc.

Supplement dated July 23, 2007 to The Universal Institutional Funds, Inc. Statement of Additional Information dated May 1, 2007:

The Statement of Additional Information is supplemented as follows:

In the section “Investment Policies and Strategies” in relation to the chart under the column for “U.S. Equity Portfolios—Equity and Income” the box is hereby checked in the row “Other Securities and Investment Techniques—Structured Products.”

In the section “Investment Policies and Strategies” in relation to the chart under the column for “U.S. Equity Portfolios—Equity and Income” the box is hereby checked in the row “Derivatives—Swap Options.”

The following paragraph is hereby added to the “Investment Policies and Strategies—Options” section as the last paragraph of the section:

When conducted outside the United States, options and futures may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

Please retain this supplement for future reference.